AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO. P00005
3. EFFECTIVE DATE See Block 16C
4. REQUISITION/PURCHASE REQ. NO. OS296285
5. PROJECT NO. *(If applicable)*

6. ISSUED BY CODE ASPR/SNS

ASPR/SNS
ASPR/SNS
2945 FLOWERS ROAD
ATLANTA, GA 30341

7. ADMINISTERED BY *(If other than Item 6)* CODE

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*

BIOCRYST PHARMACEUTICALS, INC. 726613
BIOCRYST PHARMACEUTICALS, INC.
4505 EMPEROR BLVD STE 200
DURHAM NC 277038457

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

x 10A. MODIFICATION OF CONTRACT/ORDER NO. 75D30118C02984

10B. DATED *(SEE ITEM 13)* 08/30/2018

CODE 726613 FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
2022.199SN21.26088 Net Increase: $6,932,000.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER *(Specify type of modification and authority)* 52.217-7 Option for Increased Quantity (March 1989)

E. IMPORTANT: Contractor ☒ is not ☐ is required to sign this document and return __________________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

Tax ID Number: 62-1413174
DUNS Number: 618194609

This modification is issued to make the following changes:

A. In accordance with FAR 52.217-7 entitled Option for Increased Quantity (March 1989), the Government hereby exercises Option Year 4 for the period of September 1, 2022 - August 31, 2023.

B. Line Item 0005 is hereby exercised in the amount of $6,932,000.00 and made part of this contract.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)* Jon P. Stonehouse CEO

16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* KIMBERLY L. GOLDEN

15B. CONTRACTOR/OFFEROR [signature] *(Signature of person authorized to sign)*

15C. DATE SIGNED 8/10/22

16B. UNITED STATES OF AMERICA Kimberly L. Golden -S Digitally signed by Kimberly L. Golden -S Date: 2022.08.09 19:53:12 -04'00' *(Signature of Contracting Officer)*

16C. DATE SIGNED

NAME OF OFFEROR OR CONTRACTOR
BIOCRYST PHARMACEUTICALS, INC. 726613

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	C. The original contract value for Base & Options is $34,660,000.00. The contract funded amount is hereby increased by $6,932,000.00 from $27,728,000.00 to $34,660,000.00.				
	D. Line Item 0005 is fully funded, and the contract is hereby fully funded.				
	POINTS OF CONTACT:				
	Contracting Officer: Kimberly Golden ixm8@cdc.gov 770-488-2672				
	Contracting Officer Representative: Dikia Anderson bmk7@cdc.gov 404.639.2533				
	Contracting Consultant: Jestine Mathis qvb3@cdc.gov				
	Vendor Representative: Ray Taylor rtaylor@biocryst.com 919.641.4550				
	Appr. Yr.: 2022 CAN: 199SN21 Object Class: 26088 Period of Performance: 09/01/2022 to 08/31/2023				
	Add Item 5 as follows:				
5	Peramivir (RAPIVAB 200mg 20ml vial - 3 doses per package) qty 10K unit price 693 20 total 6 932 000 00 Obligated Amount: $6,932,000.00				6,932,000.00